 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported):	May 8, 2018

CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  500 Jackson Street P.O. Box 3005  Columbus, IN  47202-3005
(Address of principal executive offices, including zip code)

           (812) 377-5000
(Registrant’s telephone number, including area code)

           Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     □

Item 5.03                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of shareholders of Cummins Inc. (the “Company”), held on May 8, 2018 (the “Annual Meeting”), the Company’s shareholders approved an amendment to the Company’s Restated Articles of Incorporation (the “Restated Articles”) to allow the Company’s shareholders to unilaterally amend the Company’s By-Laws (the “Amendment”). The Amendment became effective upon shareholder approval at the Annual Meeting.  On May 8, 2018, following the Annual Meeting, the Company filed an Amendment and Restatement of Articles of Incorporation with the Secretary of State of Indiana to incorporate (1) the Amendment and (2) other previously disclosed amendments to the Restated Articles made since the articles of incorporation of the Company were last restated (the “Restatement”).  A copy of the Amendment as well as the Restated Articles reflecting the Amendment and the Restatement are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The Company’s board of directors approved amendments to the Company’s By-Laws that conform provisions of the By-Laws to those set forth in the Amendment.  The amendment to the Company’s By-Laws did not require any shareholder action and became effective at the same time as the Amendment.  A copy of the amendment to the Company’s By-Laws as well as the Company’s By-Laws, as amended and restated, are filed as Exhibits 3.3 and 3.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07.                          Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the following proposals:

•	The election of twelve directors for a one year term to expire at the Company’s 2019 annual meeting of shareholders;

•	An advisory vote on the compensation of the Company’s named executive officers;

•	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s auditors for 2018;

•	The approval of an amendment to the Company’s Articles of Incorporation to allow shareholders to unilaterally amend the Company’s By-Laws; and

•	A shareholder proposal regarding the threshold for shareholders to call special shareholder meetings.

As of the March 6, 2018 record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 165,076,723 shares of Common Stock were outstanding and entitled to vote, each entitled to one vote per share.  Approximately 86.33% of all votes were represented at the Annual Meeting in person or by proxy.

The following are the final votes on the matters presented for shareholder approval at the Annual Meeting.

1.	Election of Twelve Directors For A One Year Term To Expire at the Company’s 2019 Annual Meeting Of Shareholders

Name	For	Against	Abstain	Broker Non-Votes

N. Thomas Linebarger	115,413,791	5,016,919	2,720,212	19,362,862

Richard J. Freeland	120,621,060	2,291,379	238,483	19,362,862

Robert J. Bernhard	121,557,891	1,355,320	237,711	19,362,862

Dr. Franklin R. Chang Diaz	121,738,754	1,180,295	231,873	19,362,862

Bruno V. Di Leo Allen	121,843,048	964,159	343,715	19,362,862

Stephen B. Dobbs	121,899,096	964,016	287,810	19,362,862

Robert K. Herdman	121,415,728	1,457,234	277,960	19,362,862

Alexis M. Herman	111,743,486	11,138,608	268,828	19,362,862

Thomas J. Lynch	117,756,934	5,083,845	310,143	19,362,862

William I. Miller	118,175,925	4,681,400	293,597	19,362,862

Georgia R. Nelson	115,420,950	7,463,520	266,452	19,362,862

Karen H. Quintos	122,295,618	616,681	238,623	19,362,862

2.	Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes

113,776,767	8,897,152	477,003	19,362,682

3.	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Auditors for 2018

For	Against	Abstain	Broker Non-Votes

139,096,706	3,104,802	312,096	-

4.	Approval of an Amendment to the Company’s Articles of Incorporation to Allow Shareholders to Unilaterally Amend the By-Laws

For	Against	Abstain	Broker Non-Votes

121,839,496	801,712	509,714	19,362,682

5.	Shareholder Proposal Regarding the Threshold for Shareholders to Call Special Shareholder Meetings

For	Against	Abstain	Broker Non-Votes

62,027,846	60,408,812	714,264	19,362,682

Item 9.01.                          Financial Statements and Exhibits.

(a)            Not applicable.

(b)            Not applicable.

(c)            Not applicable.

(d)            Exhibits.

EXHIBIT INDEX

Exhibit Number

3.1
Amendment to Restated Articles of Incorporation (incorporated by reference to Annex B to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 26, 2018 (File No. 001-04949)).

3.2	Restated Articles of Incorporation, as amended and restated, effective as of May 8, 2018.

3.3	Amendment to By-Laws.

3.4	By-Laws, as amended and restated, effective as of May 8, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 8, 2018

CUMMINS INC.
/s/ Mark J. Sifferlen Mark J. Sifferlen Corporate Secretary

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